UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2014

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This amendment to the Company's Current Report on Form 8-K dated March 26, 2014 is being filed to correct an inadvertent error in Item 7.01 and Exhibit 99.1 regarding the record date for the Company’s second quarter 2014 dividend, which should read "April 28, 2014" rather than "April 27, 2014." The complete corrected press release is attached hereto as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On March 26, 2014, the Zoetis Board of Directors declared a second quarter dividend, payable to holders of record of the Company's common stock on April 28, 2014, of $0.072 per share payable on June 2, 2014.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit:

99.1     Press Release issued on March 26, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: March 27, 2014

INDEX OF EXHIBITS

Exhibit
Number	Description

99.1	Corrected Press Release issued on March 26, 2014